SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------
                                   FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): February 4, 2003



                            MAVERICK TUBE CORPORATION
                  ---------------------------------------------

             (Exact Name of Registrant as Specified in its Charter)



        Delaware                            1-10651                  43-1455766
  ---------------------                  ------------           ---------------
(State or Other Jurisdiction             (Commission               (IRS Employer
       of Incorporation)                  File Number)       Identification No.)



16401 Swingley Ridge Road, Suite 700, Chesterfield, Missouri              63017
------------------------------------------------------------       ------------
(Address of Principal Executive Offices)                              (Zip Code)



                                 (636) 733-1600
                          -----------------------------

              (Registrant's telephone number, including area code)

                                Not applicable.
         (Former name or former address, if changed since last report)

ITEM 9.  REGULATION FD DISCLOSURE

Maverick Tube Corporation announced on February 4, 2003 the closing of its Youngstown, Ohio Manufacturing facility. The press release is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.



                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   February 4, 2003


                            MAVERICK TUBE CORPORATION


                                    By:    /s/ Pamela G. Boone
                                       ----------------------------------
                                               Pamela G. Boone
                                               Chief Financial Officer




                                  EXHIBIT INDEX

Exhibit        Description
-------        -----------

99.1           Press Release Dated February 4, 2003

                                  EX 99.1 - Press Release Dated February 4, 2003

FOR IMMEDIATE RELEASE                                February 4, 2003

For further information contact:                     Pamela G. Boone
                                                     Vice President Finance, CFO
                                                     636-733-1600

--------------------------------------------------------------------------------

                           MAVERICK TUBE CORPORATION
        Announces Closing of its Youngstown, Ohio Manufacturing Facility

--------------------------------------------------------------------------------

     St. Louis, February 4, 2003 - Maverick Tube Corporation (NYSE:MVK) announced its plans to close its Youngstown, Ohio manufacturing facility during the second quarter of 2003. All of Youngstown's production will be moved to Maverick's manufacturing facilities in Hickman, Arkansas. The Youngstown facility helped service Maverick's large diameter line and standard pipe customers. Total cash requirements for the plant closure are anticipated to be modest, including severance and other benefit costs and accruals for continuing preservation of the assets. These costs are being accrued for in the Company's preliminary purchase price allocation for the tubular division of the LTV Steel Corporation, which was completed on December 31, 2002.

     Customer needs in the large diameter line and standard pipe markets will be serviced by the state-of-the-art 16-inch mill in Hickman, Arkansas, which will now be running at a higher rate of capacity. This improvement in capacity utilization should reduce manufacturing costs of these products at that facility.

     Gregg Eisenberg, Maverick's Chairman, President and Chief Executive Officer, stated, "Continued declines in the volumes of line and standard pipe produced at the Youngstown facility have resulted in significant operating losses over the last few years. While we anticipate spending a modest amount of cash to close the Youngstown facility, that amount should be more than offset in less than a year by reduced steel, conversion and freight costs incurred in serving our customers. We can readily service all of our customers' needs from the new large diameter facility in Hickman, Arkansas and still have further capacity with which to serve a growing market for our energy products."

     Maverick Tube Corporation is a St. Louis, Missouri, based manufacturer of tubular products used in the energy industry (drilling, production, well servicing and line pipe applications), as well as industrial tubing products (HSS, electrical conduit and standard pipe used in various industrial applications).

     This news release contains forward-looking information that is based on assumptions that are subject to numerous business risks, many of which are beyond the control of the Company. There is no assurance that such assumptions will prove to be accurate. Actual results may differ from these forward-looking statements due to numerous factors, including those described under "Risk Factors" and elsewhere in Maverick's Form 10-K for its year ended December 31, 2001.